[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GROWTH
                               OPPORTUNITIES FUND

                               SEMIANNUAL REPORT o JUNE 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

July 17, 2000
--------------
(1)The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2)Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89- 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
    Paul M. McMahon

For the six months ended June 30, 2000, Class A shares of the fund provided a total return of 6.28%, Class B shares 5.82%, and Class I shares 6.38%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.98%. The fund's returns also compare to a return of -0.42% over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT MOVES OF NOTE HAVE YOU MADE WITH THE FUND OVER THE PAST SIX MONTHS?

A. Technology continued to be our main focus, having started the period at about 41% of the fund's investments. However, we significantly changed the makeup of our technology investments. We reduced our holdings in some of the mainframe software companies that had populated the fund at the beginning of 2000, such as BMC Software, Microsoft, and Compuware. We also cut back or eliminated some of the fund's larger technology positions, including Oracle and Cisco Systems, because we felt their stock prices had reached or approached full value. Fortunately, a good deal of this selling, which decreased the fund's technology exposure to about 35% at that time, came before the market and the technology sector suffered a serious correction in March and April. During the correction, we took the opportunity to significantly increase our positions in fiber optic- equipment firms Nortel Networks and Corning. By the end of the period, our technology stake had grown to 45%.

   Much of our tech focus has been tied to the development of e-commerce, where a significant amount of corporate spending has been turning. VeriSign, for example, acts as the custodian for online transactions, taking care of payments and validations. Nortel Networks and Corning have been benefiting from the explosive expansion of Web communications, as more and more fiber capacity is needed to carry data. We also increased the fund's holdings in two semiconductor manufacturers, Micron Technology and Intel, because we anticipate a fairly significant upturn in personal computer (PC) sales during the second half of 2000 for two reasons. First, we feel the holiday selling season typically is a good time of year for PC sales. Second, since we are now well beyond the Year 2000 phenomenon and the computer bug fears it spawned, we think corporate spending on computers will increase. We also anticipate continued growth in the server market, an area where Intel, in particular, has made significant inroads. With these trends in place, we believe demand for all types of semiconductors, high-speed processors, and memory chips should outpace very tight supply to help these companies' prospects.

Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?

A. In the utilities and communications sector. It's important to point out that our largest investments here were dedicated to companies involved with cellular communications. This segment performed much better than the sector as a whole, based on the dynamic growth of wireless voice and data communications. For example, you can now access the Internet with a cellular phone. Two of the fund's top holdings in this area were service providers Sprint PCS and Vodafone AirTouch. We also invested in companies like Metromedia, which are developing local fiber networks in metropolitan areas.

   We also added to the fund's energy weighting, particularly in the oil service segment, including drillers like Transocean Offshore and Global Marine. In our view, these companies have hit the sweet spot of their business cycle. With oil prices up, more and more oil companies have sought to increase their drilling activity. A limited supply of drilling rigs means the price for these companies' services has been driven higher.

   Our financial services holdings were focused on brokerage stocks such as Merrill Lynch and Morgan Stanley Dean Witter. These companies have done well due to strong capital markets activity, and we feel they should be well positioned if interest rates start to trend downward. In the retail sector, we have found our best opportunities in supermarkets and drug stores, including Safeway, Wal-Mart, and CVS. At the same time, we have been looking to add to the fund's health care investments in order to take advantage of the steady earnings growth that we believe pharmaceutical firms offer, and as a way to balance the fund's large technology stake.

   All in all, we've tended to concentrate the fund more so than in the past. The market has been very choppy, with some sectors performing very well and others really struggling. Our research analysts have worked to identify global trends in industry and business so we can try to either capitalize on them, or avoid them altogether.

Q. WHICH INVESTMENTS PROVED TO BE DISAPPOINTING?

A. On the down side, the fund's leisure investments lagged somewhat, including its cable and radio holdings. The feeling in this sector was that -- with the Olympics and a U.S. presidential election coming up -- conditions for these companies could not improve over where they are in 2000. Revenue growth for a lot of these companies hit record levels, and many investors apparently believed any economic slowdown would spell nothing but bad news. However, we've remained positive about these companies' long-term prospects. We felt their struggles were a result of purely emotional market plays rather than any deterioration in their fundamentals. We believe that their continued strong fundamentals will help their stock prices rebound in the long run.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF 2000?

A. The market enjoyed a significant run-up in the first few months of 2000 as investors became overly enthusiastic. Then, we entered a corrective phase largely due to rising interest rates. Recently, we've clearly seen signs that the economy is slowing, evidenced by weaker retail sales, a decline in automobile sales, and increases in inventories. In addition, it appears to us that global economic trends may moderate due to rising interest rates. Therefore, we think the outlook is good, and that the economy should slow down to a more sustainable level without sparking inflation or entering a recession. We believe moderate growth and declining interest rates should paint a more favorable picture for the second half of the year. Of course, this outlook comes with a warning: In our opinion, companies that miss their earnings projections in this type of market will most likely suffer significant declines in share price. As a result, we believe a focus on bottom-up, company-oriented research will be even more important. Our goal will be to use our MFS Original Research(R) capabilities to try to unearth the best opportunities.

   /s/ Paul M. McMahon
       Paul M. McMahon
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

PAUL M. MCMAHON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GROWTH OPPORTUNITIES FUND AND THE CAPITAL APPRECIATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT IN 1984, VICE PRESIDENT IN 1986, AND SENIOR VICE PRESIDENT IN 1992. MR. MCMAHON IS A GRADUATE OF HOLY CROSS COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                   SEEKS GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       SEPTEMBER 9, 1970

CLASS INCEPTION:             CLASS A  SEPTEMBER 9, 1970
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS I  JANUARY 2, 1997

SIZE:                        $1.5 BILLION NET ASSETS AS OF JUNE 30, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +6.28%      +30.21%       +94.89%      +207.11%      +409.42%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        +30.21%       +24.91%      + 25.16%      + 17.68%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                        --        +22.73%       +22.47%      + 23.68%      + 16.99%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +5.82%      +29.13%       +90.06%      +194.30%      +379.97%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        +29.13%       +23.87%      + 24.10%      + 16.98%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                        --        +25.13%       +23.21%      + 23.93%      + 16.98%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +6.38%      +30.53%       +95.94%      +208.98%      +412.51%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        +30.53%       +25.13%      + 25.31%      + 17.75%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                              45.4%
UTILITIES & COMMUNICATIONS              14.6%
LEISURE                                  8.7%
FINANCIAL SERVICES                       7.4%
ENERGY                                   7.0%

TOP 10 STOCK HOLDINGS

MICRON TECHNOLOGY, INC.  4.6%         VERISIGN, INC.  2.9%
Semiconductor manufacturer            Provider of Internet-based trust services

ORACLE CORP.  3.3%                    INTEL CORP.  2.1%
Database software developer           Semiconductor manufacturer
and manufacturer
                                      MICROSOFT CORP.  1.9%
CISCO SYSTEMS, INC.  3.3%             Computer software and systems company
Computer network developer
                                      SPRINT CORP. (PCS GROUP)  1.8%
CORNING, INC.  3.2%                   Wireless communications provider
Materials and equipment supplier to
communications industries             AES CORP.  1.6%
                                      Electric power plant operator
NORTEL NETWORKS CORP.  2.9%
Canadian designer and developer of
data and telephony networks

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2000

Stocks - 97.0%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 84.1%
  Aerospace - 1.3%
    Boeing Co.                                         445,400   $   18,623,287
--------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                              236,800   $    9,116,800
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Wells Fargo Co.                                     91,800   $    3,557,250
--------------------------------------------------------------------------------
  Biotechnology - 1.3%
    Pharmacia Corp.                                    214,000   $   11,061,125
    Waters Corp.*                                       67,600        8,437,325
                                                                 --------------
                                                                 $   19,498,450
--------------------------------------------------------------------------------
  Business Machines - 0.7%
    Seagate Technology, Inc.*                           62,000   $    3,410,000
    Sun Microsystems, Inc.*                             72,700        6,611,156
                                                                 --------------
                                                                 $   10,021,156
--------------------------------------------------------------------------------
  Business Services - 1.5%
    BEA Systems, Inc.*                                  75,600   $    3,737,475
    Computer Sciences Corp.*                           165,900       12,390,656
    Nextel Partners, Inc.                               63,380        2,063,811
    Thermo Electron Corp.*                             181,200        3,816,525
                                                                 --------------
                                                                 $   22,008,467
--------------------------------------------------------------------------------
  Cellular Telephones - 1.8%
    Sprint Corp. (PCS Group)*                          433,200   $   25,775,400
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Mercury Interactive Corp.*                          37,700   $    3,647,475
    Microsoft Corp.*                                   337,200       26,976,000
                                                                 --------------
                                                                 $   30,623,475
--------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    EMC Corp.*                                         229,600   $   17,664,850
    Informatica Corp.*                                   2,000          163,875
    TIBCO Software, Inc.*                               48,300        5,179,420
                                                                 --------------
                                                                 $   23,008,145
--------------------------------------------------------------------------------
  Computer Software - Systems - 11.4%
    Agile Software Corp.*                                6,400   $      452,400
    Ariba, Inc.*                                        28,100        2,755,117
    BMC Software, Inc.*                                227,700        8,307,492
    Cadence Design Systems, Inc.*                      434,409        8,851,083
    Cisco Systems, Inc.*                               732,400       46,553,175
    Compuware Corp.*                                   353,800        3,670,675
    Comverse Technology, Inc.*                          79,800        7,421,400
    Digex, Inc.*                                        74,600        5,068,137
    E.piphany, Inc.*                                    44,600        4,780,563
    Foundry Networks, Inc.*                              3,050          335,500
    I2 Technologies, Inc.*                              30,300        3,159,248
    MMC Networks, Inc.*                                 25,300        1,351,969
    Oracle Corp.*                                      563,924       47,404,861
    Rational Software Corp.*                            53,400        4,962,863
    Siebel Systems, Inc.*                               27,100        4,432,544
    StorageNetworks, Inc.*                               1,820          164,255
    VERITAS Software Corp.*                            123,350       13,940,477
    Vitria Technology, Inc.*                            41,325        2,525,991
                                                                 --------------
                                                                 $  166,137,750
--------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Tyco International Ltd.                            448,556   $   21,250,340
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Colgate-Palmolive Co.                              154,700   $    9,262,663
--------------------------------------------------------------------------------
  Drugs & Health Care - 0.1%
    Celera Genomics Co.*                                20,400   $    1,907,400
--------------------------------------------------------------------------------
  Electrical Equipment
    Capstone Turbine Corp.*                                790   $       35,599
--------------------------------------------------------------------------------
  Electronics - 14.8%
    Altera Corp.*                                       90,800   $    9,255,925
    Analog Devices, Inc.*                              213,266       16,208,216
    DuPont Photomasks, Inc.*                            47,100        3,226,350
    Fairchild Semiconductor International Co.*          49,500        2,004,750
    Flextronics International Ltd.*                    208,700       14,335,081
    Helix Technology Corp.*                             60,600        2,363,400
    Intel Corp.                                        226,100       30,226,744
    KLA-Tencor Corp.*                                   49,600        2,904,700
    Lam Research Corp.*                                172,600        6,472,500
    LSI Logic Corp.*                                   126,700        6,857,638
    Micron Technology, Inc.*                           734,800       64,708,325
    Novellus Systems, Inc.*                            183,700       10,390,531
    Photronics, Inc.*                                   84,800        2,406,200
    Sanmina Corp.*                                      75,700        6,472,350
    SCI Systems, Inc.*                                  17,400          681,863
    Solectron Corp.*                                    95,800        4,011,625
    Tektronix, Inc.                                    149,800       11,085,200
    Teradyne, Inc.*                                     72,100        5,299,350
    Varian Semiconductor Equipment Associates, Inc.*   140,000        8,793,750
    Veeco Instruments, Inc.*                           118,900        8,709,425
                                                                 --------------
                                                                 $  216,413,923
--------------------------------------------------------------------------------
  Entertainment - 4.4%
    Clear Channel Communications, Inc.*                272,095   $   20,407,125
    Infinity Broadcasting Corp., "A"*                  595,500       21,698,531
    Time Warner, Inc.                                  158,200       12,023,200
    Viacom, Inc., "B"*                                 153,527       10,468,623
                                                                 --------------
                                                                 $   64,597,479
--------------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Associates First Capital Corp., "A"                158,800   $    3,543,225
    Citigroup, Inc.                                    253,100       15,249,275
    Donaldson, Lufkin & Jenrette, Inc.                  79,200        3,361,050
    Federal National Mortgage Assn.                    108,800        5,678,000
    Financial Federal Corp.*                           183,475        3,187,878
    Goldman Sachs Group, Inc.                           39,800        3,776,025
    Merrill Lynch & Co., Inc.                           89,400       10,281,000
    Morgan Stanley Dean Witter & Co.                   134,600       11,205,450
                                                                 --------------
                                                                 $   56,281,903
--------------------------------------------------------------------------------
  Insurance - 2.7%
    American International Group, Inc.                  80,200   $    9,423,500
    Gallagher (Arthur J.) & Co.                        156,900        6,589,800
    Hartford Financial Services Group, Inc.            252,900       14,146,594
    Marsh & McLennan Cos., Inc.                         96,000       10,026,000
                                                                 --------------
                                                                 $   40,185,894
--------------------------------------------------------------------------------
  Internet - 3.0%
    Allaire Corp.*                                      23,600   $      867,300
    Interwoven, Inc.*                                    9,000          989,859
    Selectica, Inc.*                                    20,140        1,411,059
    VeriSign, Inc.*                                    233,672       41,243,108
                                                                 --------------
                                                                 $   44,511,326
--------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co., Inc.                                  221,500        8,195,500
--------------------------------------------------------------------------------
  Medical and Health Products - 2.5%
    American Home Products Corp.                       166,700   $    9,793,625
    Bristol-Myers Squibb Co.                           228,000       13,281,000
    Pfizer, Inc.                                       284,900       13,675,200
                                                                 --------------
                                                                 $   36,749,825
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Health Management Associates, Inc., "A"*           524,750   $    6,854,547
    PE Corp. - PE Biosystems Group                     104,000        6,851,000
                                                                 --------------
                                                                 $   13,705,547
--------------------------------------------------------------------------------
  Oil Services - 3.5%
    Baker Hughes, Inc.                                 309,900   $    9,916,800
    Cooper Cameron Corp.*                               88,400        5,834,400
    Global Marine, Inc.*                               501,900       14,147,306
    Halliburton Co.                                    230,000       10,853,125
    Noble Drilling Corp.*                              161,400        6,647,663
    Weatherford International, Inc.*                    80,400        3,200,925
                                                                 --------------
                                                                 $   50,600,219
--------------------------------------------------------------------------------
  Oils - 2.3%
    Conoco, Inc., "A"                                  380,100   $    8,362,200
    EOG Resources, Inc.                                107,900        3,614,650
    Santa Fe International Corp.                       149,200        5,212,675
    Transocean Sedco Forex, Inc.                       293,700       15,694,594
                                                                 --------------
                                                                 $   32,884,119
--------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Sepracor, Inc.*                                     16,900   $    2,038,563
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    Cendant Corp.*                                     303,367   $    4,247,138
--------------------------------------------------------------------------------
  Retail - 4.2%
    Best Buy Co., Inc.*                                 53,500   $    3,383,875
    CVS Corp.                                          505,400       20,216,000
    Home Depot, Inc.                                    61,300        3,061,169
    Office Depot, Inc.*                                323,700        2,023,125
    RadioShack Corp.                                   262,400       12,431,200
    Wal-Mart Stores, Inc.                              344,200       19,834,525
                                                                 --------------
                                                                 $   60,949,894
--------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc.*                                     426,600   $   19,250,325
--------------------------------------------------------------------------------
  Telecommunications - 12.1%
    Allegiance Telecom, Inc.*                           96,100   $    6,150,400
    Amdocs Ltd.*                                        52,400        4,021,700
    American Tower Corp., "A"*                         151,100        6,298,981
    AT&T Corp., "A"*                                   492,000       11,931,000
    Cabletron Systems, Inc.*                           378,800        9,564,700
    Copper Mountain Networks, Inc.*                     26,900        2,370,563
    Corning, Inc.                                      165,800       44,745,275
    Cox Communications, Inc.*                          277,700       12,652,706
    EchoStar Communications Corp.*                      50,600        1,675,334
    Emulex Corp.*                                       34,800        2,285,925
    Exfo Electro - Optical Engineering, Inc.*            5,740          251,843
    Metromedia Fiber Network, Inc., "A"*               467,440       18,551,525
    MGC Communications, Inc.*                           61,300        3,674,169
    NEXTEL Communications, Inc.*                       176,000       10,769,000
    Nextlink Communications, Inc., "A"*                149,000        5,652,687
    NTL, Inc.*                                         104,200        6,238,975
    Qwest Communications International, Inc.*           87,008        4,323,210
    Spectrasite Holdings, Inc.*                        115,400        3,274,475
    Stratos Lightwave, Inc.*                               760           21,185
    Time Warner Telecom, Inc.*                         131,200        8,446,000
    UnitedGlobalCom, Inc.*                             138,800        6,488,900
    Williams Communications Group, Inc.*               112,500        3,733,594
    Winstar Communications, Inc.*                      101,300        3,431,537
                                                                 --------------
                                                                 $  176,553,684
--------------------------------------------------------------------------------
  Telecommunications and Cable - 1.3%
    Comcast Corp., "A"*                                456,400   $   18,484,200
--------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                         510,200   $   23,277,875
--------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,229,753,596
--------------------------------------------------------------------------------
Foreign Stocks - 12.9%
  Bermuda - 1.3%
    FLAG Telecom Holdings Ltd. (Telecommunications)*   283,750   $    4,220,781
    Global Crossing Ltd. (Telecommunications)*         565,400       14,877,088
                                                                 --------------
                                                                 $   19,097,869
--------------------------------------------------------------------------------
  Canada - 2.8%
    Nortel Networks Corp. (Telecommunications)         605,849   $   41,349,194
--------------------------------------------------------------------------------
  Finland - 0.4%
    Sonera Oyj (Telecommunications)                    140,800   $    6,417,968
--------------------------------------------------------------------------------
  France - 0.1%
    Business Objects S.A., ADR
      (Computer Software - Systems)*                    17,200   $    1,515,750
--------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)            522,000   $    4,603,913
--------------------------------------------------------------------------------
  Israel - 0.6%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                   35,500   $    7,517,125
    Partner Communications Co. Ltd., ADR
      (Cellular Telephones)*                            87,150          827,925
                                                                 --------------
                                                                 $    8,345,050
--------------------------------------------------------------------------------
  Japan - 1.0%
    Daiwa Securities Group, Inc. (Banks and Credit
      Cos.)                                            654,000   $    8,631,222
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                 210        5,681,561
                                                                 --------------
                                                                 $   14,312,783
--------------------------------------------------------------------------------
  Mexico - 0.6%
    Grupo Iusacell S. A. de C. V., ADR
      (Telecommunications)*                            292,800   $    4,575,000
    Telefonos de Mexico S.A., ADR (Utilities -
      Telephone)                                        65,010        3,713,696
                                                                 --------------
                                                                 $    8,288,696
--------------------------------------------------------------------------------
  Netherlands - 0.9%
    ASM Lithography Holding N.V.
      (Computer Software - Systems)*                    88,200   $    3,891,825
    KPN N.V. (Telecommunications)*                       2,806          125,493
    Libertel N.V. (Cellular Telecommunications)*       184,300        2,806,128
    Versatel Telecommunications N.V.
      (Telecommunications)*                            163,760        6,878,314
                                                                 --------------
                                                                 $   13,701,760
--------------------------------------------------------------------------------
  Norway - 0.2%
    Schibsted ASA (Publishing)                         166,550   $    3,087,136
--------------------------------------------------------------------------------
  Singapore - 0.7%
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                   113,445   $   10,210,050
--------------------------------------------------------------------------------
  South Korea - 1.1%
    Samsung Electronics (Electronics)                   48,100   $   15,919,723
--------------------------------------------------------------------------------
  Sweden - 0.4%
    Ericsson LM, ADR (Telecommunications)              284,300   $    5,686,000
--------------------------------------------------------------------------------
  United Kingdom - 2.5%
    BP Amoco PLC, ADR (Oils)                           287,200   $   16,244,750
    Vodafone AirTouch PLC (Telecommunications)*      5,121,289       20,683,063
                                                                 --------------
                                                                 $   36,927,813
--------------------------------------------------------------------------------
Total Foreign Stocks                                             $  189,463,705
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,063,670,961)                   $1,419,217,301
--------------------------------------------------------------------------------
Short-Term Obligation - 1.8%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/03/00,
      at Amortized Cost                             $   25,632   $   25,622,103
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,089,293,064)              $1,444,839,404

Other Assets, Less Liabilities - 1.2%                                18,256,171
--------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,463,095,575
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,089,293,064)    $1,444,839,404
  Cash                                                                9,908
  Foreign currency, at value (identified cost, $53)                      57
  Receivable for fund shares sold                                 1,534,682
  Receivable for investments sold                                31,714,393
  Interest and dividends receivable                                 356,268
  Other assets                                                       12,622
                                                             --------------
    Total assets                                             $1,478,467,334
                                                             --------------
Liabilities:
  Payable for fund shares reacquired                         $    4,703,626
  Payable for investments purchased                               9,590,266
  Payable to affiliates -
    Management fee                                                   16,485
    Shareholder servicing agent fee                                   3,984
    Distribution and service fee                                    817,160
    Administrative fee                                                  697
  Accrued expenses and other liabilities                            239,541
                                                             --------------
      Total liabilities                                      $   15,371,759
                                                             --------------
Net assets                                                   $1,463,095,575
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $  814,706,996
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                355,547,590
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               290,192,936
  Accumulated undistributed net investment income                 2,648,053
                                                             --------------
      Total                                                  $1,463,095,575
                                                             ==============
Shares of beneficial interest outstanding                      75,453,408
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $1,372,851,459 / 70,563,825 shares of
     beneficial interest outstanding)                            $19.46
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                  $20.65
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $83,540,653 / 4,545,613 shares of
     beneficial interest outstanding)                            $18.38
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,703,463 / 343,970 shares of
     beneficial interest outstanding)                            $19.49
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                    $   7,854,720
    Interest                                                           752,886
    Income on securities loaned                                        171,417
    Foreign taxes withheld                                             (42,381)
                                                                 -------------
      Total investment income                                    $   8,736,642
                                                                 -------------
  Expenses -
    Management fee                                               $   2,937,496
    Trustees' compensation                                              28,041
    Shareholder servicing agent fee                                    709,374
    Distribution and service fee (Class A)                           1,472,299
    Distribution and service fee (Class B)                             377,894
    Administrative fee                                                 112,449
    Custodian fee                                                      301,017
    Printing                                                            28,266
    Postage                                                             44,004
    Auditing fees                                                       16,500
    Legal fees                                                             241
    Miscellaneous                                                      166,873
                                                                 -------------
      Total expenses                                             $   6,194,454
    Fees paid indirectly                                              (209,656)
                                                                 -------------
      Net expenses                                               $   5,984,798
                                                                 -------------
        Net investment income                                    $   2,751,844
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 291,943,261
    Foreign currency transactions                                       40,179
                                                                 -------------
      Net realized gain on investments and foreign
       currency transactions                                     $ 291,983,440
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(207,611,928)
    Translation of assets and liabilities in foreign
       currencies                                                          493
                                                                 -------------
      Net unrealized loss on investments and foreign
        currency translation                                     $(207,611,435)
                                                                 -------------
        Net realized and unrealized gain on investments
          and foreign currency                                   $  84,372,005
                                                                 -------------
          Increase in net assets from operations                 $  87,123,849
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2000             DECEMBER 31, 1999
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                              $    2,751,844                $   (2,693,605)
  Net realized gain on investments and foreign
    currency transactions                                      291,983,440                   187,211,976
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (207,611,435)                  169,918,409
                                                            --------------                --------------
    Increase in net assets from operations                  $   87,123,849                $  354,436,780
                                                            --------------                --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $  (57,993,689)               $ (121,962,345)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (3,460,854)                   (6,170,386)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (280,019)                     (592,166)
                                                            --------------                --------------
    Total distributions declared to shareholders            $  (61,734,562)               $ (128,724,897)
                                                            --------------                --------------
Net increase (decrease) in net assets from fund share
  transactions                                              $   29,212,371                $   (8,426,296)
                                                            --------------                --------------
      Total increase in net assets                          $   54,601,658                $  217,285,587
Net assets:
  At beginning of period                                    $1,408,493,917                $1,191,208,330
                                                            --------------                --------------
At end of period (including accumulated undistributed
net investment income and accumulated net investment
loss of $2,648,053 and $103,791, respectively)              $1,463,095,575                $1,408,493,917
                                                            ==============                ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                         SIX MONTHS ENDED         -----------------------------------------------------------------------------
                            JUNE 30, 2000                1999              1998            1997            1996            1995
                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                  CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $19.07              $15.95            $13.92          $12.97          $11.94          $10.17
                                   ------              ------            ------          ------          ------          ------
Income from investment
  operations# -
  Net investment income(loss)(S)   $ 0.04              $(0.03)           $(0.04)         $(0.03)         $(0.02)         $ 0.03
  Net realized and
    unrealized gain on
    investments and
    foreign currency                 1.20                4.99              3.96            2.96            2.62            3.46
                                   ------              ------            ------          ------          ------          ------
      Total from investment
        operations                 $ 1.24              $ 4.96            $ 3.92          $ 2.93          $ 2.60          $ 3.49
                                   ------              ------            ------          ------          ------          ------
Less distributions
  declared to shareholders
  from net realized gain
  on investments and
  foreign currency
  transactions                     $(0.85)             $(1.84)           $(1.89)         $(1.98)         $(1.57)         $(1.72)
                                   ------              ------            ------          ------          ------          ------
Net asset value - end of
 period                            $19.46              $19.07            $15.95          $13.92          $12.97          $11.94
                                   ======              ======            ======          ======          ======          ======
Total return(+)                      6.28%++            32.82%            29.17%          23.28%          21.87%          34.49%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                         0.84%+              0.80%             0.81%           0.84%           0.84%           0.87%
  Net investment income (loss)       0.43%+             (0.19)%           (0.25)%         (0.18)%         (0.15)%          0.21%
Portfolio turnover                     71%                 87%               79%             60%             65%            100%
Net assets at end of
  period (000 Omitted)         $1,372,851          $1,330,506        $1,137,302        $953,194        $807,657        $721,467

 (S) The distributor did not impose a portion of its distribution fee for the period indicated. If this fee had been paid by the fund, the net investment income per share and the ratios would have been:
       Net investment income                                                                                             $ 0.02
      Ratios (to average net assets):
         Expenses##                                                                                                        0.97%
         Net investment income                                                                                             0.11%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED         --------------------------------------------------------------------
                                     JUNE 30, 2000             1999           1998           1997           1996           1995
                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $18.13           $15.33         $13.54         $12.73         $11.79         $10.08
                                            ------           ------         ------         ------         ------         ------

Income from investment operations# -
  Net investment loss                       $(0.03)          $(0.16)        $(0.16)        $(0.14)        $(0.14)        $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency          1.13             4.75           3.83           2.89           2.57           3.42
                                            ------           ------         ------         ------         ------         ------
      Total from investment operations      $ 1.10           $ 4.59         $ 3.67         $ 2.75         $ 2.43         $ 3.33
                                            ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                              $(0.85)          $(1.79)        $(1.88)        $(1.94)        $(1.49)        $(1.62)
                                            ------           ------         ------         ------         ------         ------
Net asset value - end of period             $18.38           $18.13         $15.33         $13.54         $12.73         $11.79
                                            ======           ======         ======         ======         ======         ======
Total return                                  5.82%++         31.73%         28.15%         22.27%         20.72%         33.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.62%+           1.62%          1.63%          1.64%          1.75%          1.81%
  Net investment loss                        (0.32)%+         (1.01)%        (1.05)%        (0.98)%        (1.06)%        (0.75)%
Portfolio turnover                              71%              87%            79%            60%            65%           100%
Net assets at end of period (000
 Omitted)                                  $83,541          $71,363        $48,806        $25,578        $15,170         $6,673

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                 SIX MONTHS ENDED                 DECEMBER 31,                  PERIOD ENDED
                                                    JUNE 30, 2000         ----------------------------          DECEMBER 31,
                                                                               1999               1998                 1997*
                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $19.08            $15.95             $13.91                $12.84
                                                           ------            ------             ------                ------
Income from investment operations# -
  Net investment income (loss)                            $  0.06           $  0.00**         $  (0.01)              $  0.00**
  Net realized and unrealized gain on investments and
    foreign currency                                         1.20              5.00               3.96                  3.07
                                                           ------            ------             ------                ------
      Total from investment operations                     $ 1.26            $ 5.00             $ 3.95                $ 3.07
                                                           ------            ------             ------                ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                             $(0.85)           $(1.87)            $(1.91)               $(2.00)
                                                           ------            ------             ------                ------
Net asset value - end of period                            $19.49            $19.08             $15.95                $13.91
                                                           ======            ======             ======                ======
Total return                                                 6.38%++          33.09%             29.45%                24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.62%+            0.62%              0.63%                 0.65%+
  Net investment income (loss)                               0.64%+           (0.01)%            (0.06)%                0.01%+
Portfolio turnover                                             71%               87%                79%                   60%
Net assets at end of period (000 Omitted)                  $6,703            $6,625             $5,100                $3,909

 * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $34,040,718. These loans were collateralized by U.S. Treasury securities of $34,191,009.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $163,735 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $45,921 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Average net assets in excess of $200 million         0.40%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,886 for the six months ended June 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $90,631 for the six months ended June 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (0.15% per annum for assets sold prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $454,261 for the six months ended June 30, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,144 for Class B shares for the six months ended June 30, 2000. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2000, were $153 and $61,440 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES               SALES
------------------------------------------------------------------------------
Investments (non-U.S. government securities)  $978,986,336      $1,032,213,980
                                              ------------      --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,089,293,064
                                                                --------------
Gross unrealized appreciation                                   $  425,605,983
Gross unrealized depreciation                                      (70,059,643)
                                                                --------------
    Net unrealized appreciation                                 $  355,546,340
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              8,391,586    $   161,941,695         80,501,562    $ 1,299,702,953
Shares issued to shareholders in
 reinvestment of distributions           2,718,184         55,450,691          6,998,047        117,986,476
Shares reacquired                      (10,311,680)      (199,220,144)       (89,034,772)    (1,438,631,961)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                798,090    $    18,172,242         (1,535,163)   $   (20,942,532)
                                   ===============    ===============    ===============    ===============

Class B shares
                                       SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              3,074,556    $    55,937,444          5,285,119    $    82,675,429
Shares issued to shareholders in
 reinvestment of distributions             161,847          3,123,624            351,673          5,654,144
Shares reacquired                       (2,626,945)       (47,962,494)        (4,884,788)       (76,269,456)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                           609,458    $    11,098,574            752,004    $    12,060,117
                                   ===============    ===============    ===============    ===============

Class I shares
                                       SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                352,251    $     6,818,641             30,338    $       487,418
Shares issued to shareholders in
 reinvestment of distributions              13,720            280,019             34,999            592,166
Shares reacquired                         (369,205)        (7,157,105)           (37,866)          (623,465)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                 (3,234)   $       (58,445)            27,471    $       456,119
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2000, was $5,155. The fund had no significant borrowings during the period.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                  SECRETARY
J. Atwood Ives+ - Chairman and Chief      Stephen E. Cavan*
Executive Officer, Eastern
Enterprises (diversified services         ASSISTANT SECRETARY
company)                                  James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner,            CUSTODIAN
Hemenway & Barnes (attorneys)             State Street Bank and Trust Company

William J. Poorvu+ - Adjunct              INVESTOR INFORMATION
Professor, Harvard University             For information on MFS mutual funds,
Graduate School of Business               call your investment professional
Administration                            or, for an information kit, call
                                          toll free: 1-800-637-2929 any
Charles W. Schmidt+ - Private             business day from 9 a.m. to 5 p.m.
Investor                                  Eastern time (or leave a message
                                          anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and             INVESTOR SERVICE
Secretary, MFS Investment Management      MFS Service Center, Inc.
                                          P.O. Box 2281
Jeffrey L. Shames* - Chairman and         Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                     For general information, call toll
                                          free: 1-800-225-2606 any business
Elaine R. Smith - Independent             day from 8 a.m. to 8 p.m. Eastern
Consultant                                time.

David B. Stone - Chairman, North          For service to speech- or
American Management Corp.                 hearing-impaired, call toll free:
(investment adviser)                      1-800-637-6576 any business day from
                                          9 a.m. to 5 p.m. Eastern time. (To
INVESTMENT ADVISER                        use this service, your phone must be
Massachusetts Financial Services Company  equipped with a Telecommunications
500 Boylston Street                       Device for the Deaf.)
Boston, MA 02116-3741
                                          For share prices, account balances,
DISTRIBUTOR                               exchanges, or stock and bond
MFS Fund Distributors, Inc.               outlooks, call toll free:
500 Boylston Street                       1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                     anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                    WORLD WIDE WEB
Jeffrey L. Shames*                        www.mfs.com

PORTFOLIO MANAGER
Paul M. McMahon*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*


+ Independent Trustee
*MFS Investment Management

MFS(R) GROWTH                                                       ------------
OPPORTUNITIES FUND                                                   BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                 MGO-3 08/00 59M 16/216/816